UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

       Pursuant to Sec. 13 or 15(d) of the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): November 25, 2005

                     MERRILL LYNCH MORTGAGE INVESTORS, INC
             (Exact name of registrant as specified in its charter)


           Delaware                333-121605-07              13-3416059
(State or other jurisdiction       (Commission               (IRS Employer
     of incorporation)             File Number)           Identification No.)

                                250 Vesey Street
                       4 World Financial Center 10th Floor
                               New York, NY 10080
                    (Address of principal executive offices)

      Registrant's telephone number, including area code : (212) 449-0357

                                       N/A
         (Former name or former address, if changed since last report.)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:


     [] Written communications pursuant to Rule 425 under the Securities Act (17
        CFR 230.425)

     [] Soliciting  material  pursuant to Rule 14a-12(b)  under the Exchange Act
        (17 CFR 240.14a-12(b))

     [] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.1   Other Events.

     This current report on Form 8-K relates to the monthly distribution reported to the holders of Terwin Mortgage Trust Asset-Backed Certificates, Series TNTS 2005-6HE pursuant to the terms of the Pooling and Servicing Agreement, dated as of April 1, 2005 among Merrill Lynch Mortgage Investors, Inc., as Depositor, Specialized Loan Servicing, LLC, as Servicer, Terwin Advisors LLC, as Seller, JPMorgan Chase Bank, as Servicing Administrator,
Securities Administrator and Backup Servicer, and U.S. Bank National Association, as Trustee.

     On November 25, 2005 distributions were made to the Certificateholders. Specific information with respect to the distributions is filed as Exhibit 99.1.


Item 9.1 Financial Statements and Exhibits.

           (a) Not applicable

           (b) Not applicable

           (c) The following exhibit is filed as part of this report:

               Statement to Certificateholders on November 25, 2005 is filed as
               Exhibit 99.1 hereto.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                        Terwin Mortgage Trust Asset-Backed Certificates, Series TNTS 2005-6HE

                        JPMorgan Chase Bank, N.A.

                 By:    /s/  Pei Huang
                        --------------------------------------------
                Name:   Pei Huang
               Title:   Assistant Vice President

                Date:   December 6, 2005

                                 EXHIBIT INDEX

      Exhibit            Description

        99.1             Monthly Certificateholder Statement on
                         November 25, 2005

Exhibit 99.1
Monthly Certificateholder Statement on November 25, 2005

         Terwin Mortgage Asset-Backed Certificates Series 2005-6HE
                        Statement To Certificateholders
                                 November 25, 2005

-----------------------------------------------------------------------------------------------------------------------------------
                                  DISTRIBUTION IN DOLLARS
-----------------------------------------------------------------------------------------------------------------------------------
              Original       Beginning                                                                            Ending
                Face         Principal                                                    Realized   Deferred    Principal
Class          Value         Balance          Principal         Interest       Total      Losses     Interest     Balance
-----------------------------------------------------------------------------------------------------------------------------------
A1A      191,902,000.00    127,445,326.67   16,609,619.69     459,555.46    17,069,175.15     0.00     0.00      110,835,706.98
A1B       53,350,000.00     53,350,000.00            0.00     198,347.15       198,347.15     0.00     0.00       53,350,000.00
A1C       35,798,000.00     35,798,000.00            0.00     136,174.10       136,174.10     0.00     0.00       35,798,000.00
M1        12,075,000.00     12,075,000.00            0.00      46,972.59        46,972.59     0.00     0.00       12,075,000.00
M2        10,675,000.00     10,675,000.00            0.00      41,710.34        41,710.34     0.00     0.00       10,675,000.00
M3         6,475,000.00      6,475,000.00            0.00      25,578.50        25,578.50     0.00     0.00        6,475,000.00
M4         6,125,000.00      6,125,000.00            0.00      24,987.02        24,987.02     0.00     0.00        6,125,000.00
M5         5,250,000.00      5,250,000.00            0.00      21,643.49        21,643.49     0.00     0.00        5,250,000.00
M6         5,250,000.00      5,250,000.00            0.00      21,869.53        21,869.53     0.00     0.00        5,250,000.00
B1         4,550,000.00      4,550,000.00            0.00      20,520.82        20,520.82     0.00     0.00        4,550,000.00
B2         3,500,000.00      3,500,000.00            0.00      16,086.63        16,086.63     0.00     0.00        3,500,000.00
B3         2,975,000.00      2,975,000.00            0.00      15,723.08        15,723.08     0.00     0.00        2,975,000.00
B4         5,775,000.00      5,775,000.00            0.00      34,996.90        34,996.90     0.00     0.00        5,775,000.00
B5         2,450,000.00      2,450,000.00            0.00      15,902.03        15,902.03     0.00     0.00        2,450,000.00
B6         2,120,000.00      2,120,000.00            0.00      13,760.13        13,760.13     0.00     0.00        2,120,000.00
TOTALS   348,270,000.00    283,813,326.67   16,609,619.69   1,093,827.77    17,703,447.46     0.00     0.00      267,203,706.98

S        281,050,000.00    216,593,326.67            0.00           0.00             0.00     0.00     0.00      199,983,706.98
ES                 0.00              0.00            0.00      59,492.47        59,492.47     0.00     0.00                0.00
X                  0.00              0.00            0.00     691,332.74       691,332.74     0.00     0.00                0.00
R                  0.00              0.00            0.00           0.00             0.00     0.00     0.00                0.00
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
Factor Information Per $1,000 of Original Face                                                              Pass-through Rates
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                    Current
                         Beginning                                                      Ending             Class      Pass-thru
Class     Cusip         Principal          Principal       Interest       Total        Principal                   Rate (%)
-----------------------------------------------------------------------------------------------------------------------------------
A1A       881561QV9       664.11671932     86.55261378    2.39474034   88.94735412      577.56410553       A1A           4.187500 %
A1B       881561QW7     1,000.00000000      0.00000000    3.71784724    3.71784724    1,000.00000000       A1B           4.317500 %
A1C       881561QX5     1,000.00000000      0.00000000    3.80395832    3.80395832    1,000.00000000       A1C           4.417500 %
M1        881561QZ0     1,000.00000000      0.00000000    3.89006957    3.89006957    1,000.00000000       M1            4.517500 %
M2        881561RA4     1,000.00000000      0.00000000    3.90729180    3.90729180    1,000.00000000       M2            4.537500 %
M3        881561RB2     1,000.00000000      0.00000000    3.95034749    3.95034749    1,000.00000000       M3            4.587500 %
M4        881561RC0     1,000.00000000      0.00000000    4.07951347    4.07951347    1,000.00000000       M4            4.737500 %
M5        881561RD8     1,000.00000000      0.00000000    4.12256952    4.12256952    1,000.00000000       M5            4.787500 %
M6        881561RE6     1,000.00000000      0.00000000    4.16562476    4.16562476    1,000.00000000       M6            4.837500 %
B1        881561RF3     1,000.00000000      0.00000000    4.51007033    4.51007033    1,000.00000000       B1            5.237500 %
B2        881561RG1     1,000.00000000      0.00000000    4.59618000    4.59618000    1,000.00000000       B2            5.337500 %
B3        881561RH9     1,000.00000000      0.00000000    5.28506891    5.28506891    1,000.00000000       B3            6.137500 %
B4        881561TH7     1,000.00000000      0.00000000    6.06006926    6.06006926    1,000.00000000       B4            6.592353 %
B5        881561TJ3     1,000.00000000      0.00000000    6.49062449    6.49062449    1,000.00000000       B5            6.592353 %
B6        881561TK0     1,000.00000000      0.00000000    6.49062736    6.49062736    1,000.00000000       B6            6.592353 %
TOTALS                    814.92326836     47.69178996    3.14074646   50.83253642      767.23147839

S         881561QY3       770.65762914      0.00000000    0.00000000    0.00000000      711.55917801       S             0.000000 %
-----------------------------------------------------------------------------------------------------------------------------------


IF THERE, ARE ANY QUESTIONS OR PROBLEMS WITH THIS STATEMENT PLEASE CONTACT THE ADMINISTRATOR LISTED BELOW:

                                Patrick B. Okas
                 JPMorgan Chase Bank, N.A. - ITS - Global Debt
                              4 NYP, 6th Floor, ,
                            New York, New York 10004
                              Tel: (212) 623-4469
                              Fax: (212) 623-5858


       Principal Remittance Amount                                                                                   16,609,619.69

       Scheduled Principal Payments                                                                                  136,028.15

       Principal Prepayments                                                                                         16,473,591.54
                 Curtailments (Current)                                                                              11,807.44
                 Curtailments (Cumulative)                                                                           50,946.37

       Repurchase Principal (Current)
                 Balance of Mortgage Loans Repurchased                                                               0.00
                 Number of Mortgage Loans Repurchased                                                                0

       Repurchase Principal (Cumulative)
                 Balance of Mortgage Loans Repurchased                                                               0.00
                 Number of Mortgage Loans Repurchased                                                                0

       Substitution Amounts                                                                                          0.00

       Net Liquidation Proceeds                                                                                      0.00

       Insurance Proceeds                                                                                            0.00

       Other Principal                                                                                               0.00

       Gross Interest                                                                                                1,733,217.93

       Prepayment Interest Shortfalls                                                                                0.00

       SSCRA Interest Adjustments                                                                                    0.00

       LPMI Adjustments                                                                                              0.00

       Modification Interest Losses                                                                                  0.00

Servicing Related Reporting Items

                Recoveries from Prior Loss Determinations (Current)                                                  0.00
                Recoveries from Prior Loss Determinations (Cumulative)                                               0.00

                Reimbursement of Non-Recoverable Advances Previously Made (Current)                                  0.00
                Reimbursement of Non-Recoverable Advances Previously Made (Cumulative)                               0.00

                Recovery of Reimbursements Previously Deemed Non-Recoverable (Current)                               0.00
                Recovery of Reimbursements Previously Deemed Non-Recoverable (Cumulative)                            0.00

                Servicing Fees                                                                                       59,270.51

                Securites Administration Fee                                                                         1,189.85

                Credit Risk Manager Fees                                                                             3,569.55

                Prepayment Premiums (Current)
                           Number of Loans with Respect to which Prepayment Premiums were Collected                  29
                           Balance of Loans with Respect to which Prepayment Premiums were Collected                 7,120,220.25
                           Amount of Prepayment Premiums Collected                                                   175,464.95

                Prepayment Premiums (Cumulative)
                           Number of Loans with Respect to which Prepayment Premiums were Collected                  157
                           Balance of Loans with Respect to which Prepayment Premiums were Collected                 32,803,274.60
                           Amount of Prepayment Premiums Collected                                                   894,786.88

                Initial Number of Loans Outstanding                                                                  1463

                Initial Aggregate Loan Balance                                                                       298,709,734.72

                Beginning Number of Loans Outstanding                                                                1,495

                Beginning Aggregate Loan Balance                                                                     285,563,869.38

                Ending Number of Loans Outstanding                                                                   1,421

                Ending Aggregate Loan Balance                                                                        268,954,249.69

Delinquent Mortgage Loans
                Delinquency Totals
                Group Totals
                Period                   Number                  Principal Balance                 Percentage
                0-29 days                  1,328                 250,701,594.86                    93.21 %
                30-59 days                    39                   8,044,187.79                    2.99 %
                60-89 days                    13                   2,501,557.17                    0.93 %
                90-119 days                    4                     729,893.74                    0.27 %
                120+ days                      0                           0.00                    0.00 %
                Total                      1,384                 261,977,233.56                    97.41 %

Bankruptcies
                    Bankruptcy Totals
                    Number of             Principal                 Percentage
                    Loans                 Balance

                       22                 3,545,987.45               1.32%

                            Number of Bankruptcies (Current)                                                         14
                            Balance of Bankruptcies (Current)                                                        2,573,174.82

                            Number of Bankruptcies delinquent 30 to 59 days                                          4
                            Balance of Bankruptcies delinquent 30 to 59 days                                         453,005.69

                            Number of Bankruptcies delinquent 60 to 89 days                                          3
                            Balance of Bankruptcies delinquent 60 to 89 days                                         346,906.94

                            Number of Bankruptcies delinquent 90 to 119 days                                         1
                            Balance of Bankruptcies delinquent 90 to 119 days                                        172,900.00

                            Number of Bankruptcies delinquent 120+ days                                              0
                            Balance of Bankruptcies delinquent 120+ days                                             0.00

Foreclosures
                  Foreclosure Totals
                  Number of                  Principal                    Percentage
                  Loans                      Balance
                    15                       3,431,028.68                  1.28%

                            Number of Foreclosures (Current)                                                         1
                            Balance of Foreclosures (Current)                                                        40,255.02

                            Number of Foreclosures 30 to 59 days                                                     0
                            Balance of Foreclosures 30 to 59 days                                                    0.00

                            Number of Foreclosures 60 to 89 days                                                     0
                            Balance of Foreclosures 60 to 89 days                                                    0.00

                            Number of Foreclosures 90 to 119 days                                                    14
                            Balance of Foreclosures 90 to 119 days                                                   3,390,773.66

                            Number of Foreclosures 120+ days                                                         0
                            Balance of Foreclosures 120+ days                                                        0.00

REO Properties
                  REO Totals
                  Number of            Principal            Percentage
                  Loans                Balance

                      0                0.00                 0.00%

                            Number of REO Properties (Current)                                                       0
                            Balance of REO Properties (Current)                                                      0.00

                            Number of REO Properties 30 to 59 days                                                   0
                            Balance of REO Properties 30 to 59 days                                                  0.00

                            Number of REO Properties 60 to 89 days                                                   0
                            Balance of REO Properties 60 to 89 days                                                  0.00

                            Number of REO Properties 90 to 119 days                                                  0
                            Balance of REO Properties 90 to 119 days                                                 0.00

                            Number of REO Properties 120+ days                                                       0
                            Balance of REO Properties 120+ days                                                      0.00

                            Book Value of REO Properties                                                             0.00

                            Current Realized Losses                                                                  0.00

                            Subsequent Losses on Prior Loss Determinations                                           0.00

                            Cumulative Realized Losses                                                               0.00

                            Modification Principal Losses                                                            0.00

                            Gross Weighted Average Coupon                                                            7.2903%

                            Net Weighted Average Coupon                                                              6.7703%

                            Weighted Average Remaining Term (Prior Month)                                            0

                            Weighted Average Remaining Term (Current Month)                                          350

Trigger Event Reporting Items

                            Trigger Event Occurrance                                                                 NO
                            Does the Rolling 3 Month Delinq Rate equal or exceed 40.25% of Required Pct?             NO
                            Rolling 3 Month Delinquency Rate                                                         3.1369%
                            40.25% of Required Pct (Effective After Stepdown Date)                                   21.1773%

                            Does the Cum Realized Loss as a % of Orig Agg Loan Balance exceed Required Loss Pct?     NO
                            Cumulative Realized Losses as % of Orig Agg Loan Balance                                 0.0000%
                            Required Loss Percentage (Effective October 2007)                                        2.7500%

O/C Reporting Items

                            Minimum Required Overcollateralization Amount                                            1,750,102.71
                                                         Percentage of Initial Aggregate Loan Balance                0.5000%
                            Targeted Overcollateralization Amount                                                    1,750,102.71
                                                         Percentage of Initial Aggregate Loan Balance                0.5000%
                            Ending Overcollateralization Amount                                                      1,750,542.71
                                                         Percentage of Initial Aggregate Loan Balance                0.5001%
                            Ending Overcollateralization Deficiency                                                  0.00
                            Monthly Excess Interest                                                                  521,800.88
                            Net Excess Spread                                                                        2.1220%
                            Payment to Class X                                                                       691,332.74

                            Beginning Balance Capitalized Interest Account                                           0.00
                            Required Withdrawal                                                                      0.00
                            Ending Balance Capitalized Interest Account                                              0.00

                            Beginning Notional Balance Cap Contract Account                                          290,397,522.00
                            Withdrawals                                                                              0.00
                            Ending Notional Balance Cap Contract Account                                             281,571,306.00
                            Total Current Floating Rate Certificate Carryover (Including Prior Outstanding)          5,933.09
                            Class A-1A                                                                               0.00
                            Class A-1B                                                                               0.00
                            Class A-1C                                                                               0.00
                            Class M-1                                                                                0.00
                            Class M-2                                                                                0.00
                            Class M-3                                                                                0.00
                            Class M-4                                                                                0.00
                            Class M-5                                                                                0.00
                            Class M-6                                                                                0.00
                            Class B-1                                                                                0.00
                            Class B-2                                                                                0.00
                            Class B-3                                                                                0.00
                            Class B-4                                                                                2,213.68
                            Class B-5                                                                                1,994.00
                            Class B-6                                                                                1,725.42

Copyright 2005 J.P. Morgan Chase & Co. All rights reserved.

